Exhibit 99.1
Secureworks Announces Fourth Quarter and Full Year Fiscal 2024 Results
ATLANTA, Ga, Mar. 14, 2024 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its fourth quarter and full year fiscal 2024, which ended on February 2, 2024.
Key Highlights
•Taegis™ annual recurring revenue (ARR) grew to $285 million, an increase of 9% on a year-over-year basis.
•Taegis fourth quarter revenue grew 15% year-over-year to $68.9 million.
•Taegis GAAP gross margin and non-GAAP gross margin continued to expand in the fourth quarter, reaching 70.8% and 73.1%, respectively.
•Secureworks exceeded its guidance for adjusted EBITDA in the fourth quarter, delivering $3.8 million, representing a margin of 4.3%.
“As the open security platform of choice, Taegis integrates with existing investments to reduce risk and avoid the damage inflicted by cyber breaches. With ransomware proliferating and dwell times below 24 hours, never has our mission been more critical or relevant to customers. I’m particularly proud of our team’s recent contribution of intelligence and insights gained from four years of combating LockBit in support of the law enforcement disruption of the world’s most prolific ransomware operation,” said Wendy Thomas, CEO, Secureworks. “Taegis sees more, detects better and responds faster. Our continuous innovations in AI means that customers and partners globally are benefiting from our platform’s powerful capabilities in cyber defense to drive better security outcomes and realize greater efficiencies in their security operations. That success drives our growth.”
“Our fourth quarter results demonstrated how our unique cloud architecture creates a win-win situation, fueling the delivery of the best security outcomes for our customers with spend predictability, while contributing to our expanding margins,” said Alpana Wegner, Chief Financial Officer, Secureworks. “We exceeded our commitment for breakeven adjusted EBITDA in the fourth quarter, which marks an important milestone and gives us confidence in our EBITDA guidance for the full year fiscal 2025.”
Fourth Quarter and Fiscal 2024 Financial Highlights
•Total revenue for the fourth quarter was $89.2 million, compared to $115.3 million in the fourth quarter of fiscal 2023, reflecting the strategic wind-down of our Other MSS business.
•Taegis revenue for the fourth quarter was $68.9 million, compared to $60.2 million in the fourth quarter of fiscal 2023.
•GAAP gross profit was $58.5 million, compared with $68.9 million in the fourth quarter of fiscal 2023. Non-GAAP gross profit was $60.7 million, compared with $73.7 million during the same period last year.
•GAAP gross profit specific to Taegis was $48.8 million, compared with $40.6 million in the fourth quarter of fiscal 2023. Non-GAAP Taegis gross profit was $50.4 million, compared with $41.7 million during the same period last year.
•GAAP gross margin for the fourth quarter was 65.6%, compared with 59.7% in the same period last year. Non-GAAP gross margin was 68.1%, compared with 63.9% in the fourth quarter of fiscal 2023.

•GAAP Taegis gross margin was 70.8% for the quarter, compared with 67.5% in the same period last year. Non-GAAP Taegis gross margin was 73.1%, compared with 69.2% in the fourth quarter of fiscal 2023.
•GAAP net loss was $8.3 million for the fourth quarter, or $0.10 per share, compared with GAAP net loss of $40.0 million, or $0.47 per share, in the same period last year. Non-GAAP net income was $6.6 million, or $0.08 per share, compared with non-GAAP net loss of $14.3 million, or $0.17 per share, in the same period last year.
•Adjusted EBITDA for the quarter was $3.8 million, compared with adjusted EBITDA loss of $19.7 million in the fourth quarter of fiscal 2023.
•The company ended the fourth quarter with $68.7 million in cash and cash equivalents and no borrowings on its credit facility.
Full Year Fiscal 2024 Financial Highlights
•Total revenue for fiscal year 2024 was $365.9 million, compared to $463.5 million in fiscal 2023, reflecting the strategic wind-down of our Other MSS business.
•Taegis revenue for fiscal 2024 was $265.3 million, compared to $188.1 million in fiscal 2023.
•GAAP gross profit was $217.8 million, compared with $272.4 million in fiscal 2023. Non-GAAP gross profit was $234.5 million, compared with $291.6 million during the same period last year.
•GAAP gross profit specific to Taegis was $184.6 million, compared with $124.0 million in fiscal 2023. Non-GAAP Taegis gross profit was $190.1 million, compared with $127.7 million during the same period last year.
•GAAP gross margin for fiscal 2024 was 59.5%, compared with 58.8% in the same period last year. Non-GAAP gross margin was 64.1%, compared with 62.9% in fiscal 2023.
•GAAP Taegis gross margin was 69.6% for fiscal 2024, compared with 65.9% in the same period last year. Non-GAAP Taegis gross margin was 71.7%, compared with 67.9% in fiscal 2023.
•GAAP net loss was $86.0 million in fiscal 2024, or $1.00 per share, compared with GAAP net loss of $114.5 million, or $1.36 per share, in the same period last year. Non-GAAP net loss was $19.1 million, or $0.22 per share, compared with non-GAAP net loss of $46.9 million, or $0.56 per share, in the same period last year.
•Adjusted EBITDA loss for fiscal 2024 was $27.8 million, compared with adjusted EBITDA loss of $59.0 million in fiscal 2023.
Business and Operational Highlights
•Launched our AI-powered Threat Score to silence alert noise and increase security analyst productivity by over 100%.
•Supported the recent law enforcement operation to disrupt LockBit, the world’s most prolific ransomware operation, by providing intelligence and insights gained from 4 years of combating LockBit ransomware intrusions, further underscoring our role in critical public/private partnerships in cyber defense.
•Expanded our Global MSSP Partner Program with the addition of Happiest Minds providing Managed Detection and Response (MDR) services powered by our Taegis™ XDR platform.
•Received the Frost & Sullivan Competitive Strategy Leadership Award in the Global XDR Industry, recognizing our strategy effectiveness and execution, competitive differentiation, and customer experience.
•Named to CRN Security 100, recognizing our commitment to working hand in hand with our partners to protect businesses from cyber threats.

•Recognized as a Gold Globee winner in the Extended Detection and Response and Managed Detection and Response Categories of the 2024 Globee® Awards for cybersecurity.
Financial Outlook
For the first quarter of fiscal 2025, the Company expects:
•Revenue of $83 million to $85 million.
•Adjusted EBITDA of $0 to $2 million.
•Non-GAAP net loss per share of ($0.01) to non-GAAP net earnings per share of $0.01.
Secureworks is providing the following guidance for full fiscal year 2025. The Company expects:

Fiscal Year 2025 Guidance
Total ARR	$300M or Greater
Total revenue	$325M to $335M
Non-GAAP net income	$0M to $7M
$0.00 to $0.08 per share
Adjusted EBITDA	$4M to $12M
Cash from operations	($2M) to $8M
The Company has not reconciled its forward-looking non-GAAP financial measures to their most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, reconciliations for forward-looking non-GAAP financial measures are not available without unreasonable efforts.
Conference Call Information
As previously announced, the Company will hold a conference call to discuss its fourth quarter and full year fiscal 2024 results and financial guidance on March 14, 2024, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at https://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP subscription gross profit, non-GAAP professional services gross profit non-GAAP Taegis Subscription Solutions gross profit, non-GAAP Managed Security Services gross profit, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP net earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP gross margin, non-GAAP Taegis Subscription Solutions gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin, and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods presented.
Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per share
The Company defines non-GAAP net loss and non-GAAP net loss on a per share basis as GAAP net loss excluding amortization of intangibles, stock-based compensation expense, reorganization and other related charges, and the aggregate adjustments for income taxes.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net income (loss), non-GAAP net income (loss), GAAP net earnings (loss) per share, non-GAAP net earnings (loss) per share, and adjusted EBITDA for the first quarter of fiscal 2025, and total annual recurring revenue (“ARR”), total revenue, GAAP net income (loss), GAAP net earnings (loss) per share, non-GAAP net income (loss), non-GAAP net earnings (loss) per share, weighted average common shares outstanding - diluted (non-GAAP), adjusted EBITDA, capital expenditures, and cash from operations for full year fiscal 2025, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s ability to navigate economic conditions, geopolitical uncertainty and financial market volatility; the Company’s reliance on personnel with extensive information security expertise; the Company’s ability to successfully implement its strategic plan to realign and optimize its investments with its priorities; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with expansion of the Company’s international sales and operations; the risks associated with proposed or currently enacted tax statutes, including, but not limited to, Internal Revenue Code Section 174; the Company’s exposure to fluctuations in currency exchange rates or inflation; the effect of new governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber-attacks or other data security incidents; the risks associated with our development, use and adoption of artificial intelligence; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security, cybersecurity and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict and the conflict between Israel and Hamas; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc., which include, but are not limited to, the effects of a deconsolidation of the Company as a part of the Dell Technologies Inc. affiliated tax group; and risks related to the volatility of the price of the Company’s Class A common stock.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that secures human progress with Secureworks® Taegis™, a SaaS-based, open XDR platform built on 20+ years of real-world detection data, security operations expertise, and threat intelligence and research. Taegis is embedded in the security operations of 3,900 organizations around the world who use its advanced, AI-driven capabilities to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information
Investor Inquiries:
Kevin Toomey
VP, Investor Relations
862-338-9046
ktoomey@secureworks.com
Media Inquiries:
Nicole Catalano
Corporate Communications
415-295-5873
press@secureworks.com            (Tables Follow)

SECUREWORKS CORP.
Consolidated Statements of Operations
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	February 2, 2024	February 3, 2023	February 2, 2024	February 3, 2023
Net revenue:
Subscription	$75,260	$91,522	$304,556	$363,448
Professional services	13,894	23,814	61,323	100,027
Total net revenue	89,154	115,336	365,879	463,475
Cost of revenue:
Subscription	22,744	32,532	109,833	131,554
Professional services	7,918	13,931	38,287	59,503
Total cost of revenue	30,662	46,463	148,120	191,057
Gross profit	58,492	68,873	217,759	272,418
Operating expenses:
Research and development	25,230	37,553	110,996	139,785
Sales and marketing	25,509	42,072	118,351	163,637
General and administrative	20,039	27,195	83,233	101,554
Reorganization and other related charges	2,913	15,471	17,145	15,471
Total operating expenses	73,691	122,291	329,725	420,447
Operating loss	(15,199)	(53,418)	(111,966)	(148,029)
Interest and other, net	(856)	2,475	(2,554)	1,248
Loss before income taxes	(16,055)	(50,943)	(114,520)	(146,781)
Income tax benefit	(7,763)	(10,907)	(28,478)	(32,282)
Net loss	$(8,292)	$(40,036)	$(86,042)	$(114,499)

Net loss per common share (basic and diluted)	$(0.10)	$(0.47)	$(1.00)	$(1.36)
Weighted-average common shares outstanding (basic and diluted)	86,364	84,701	86,049	84,389

SECUREWORKS CORP.
Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	February 2, 2024	February 3, 2023
Assets:
Current assets:
Cash and cash equivalents	$68,655	$143,517
Accounts receivable, net	54,266	72,627
Inventories	727	620
Other current assets	13,777	17,526
Total current assets	137,425	234,290
Property and equipment, net	2,149	4,632
Goodwill	425,472	425,519
Operating lease right-of-use assets, net	5,069	9,256
Intangible assets, net	83,235	106,208
Other non-current assets	71,429	60,965
Total assets	$724,779	$840,870
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$8,974	$18,847
Accrued and other	61,895	81,566
Deferred revenue	131,245	145,170
Total current liabilities	202,114	245,583
Long-term deferred revenue	5,706	11,162
Operating lease liabilities, non-current	7,803	12,141
Other non-current liabilities	7,831	14,023
Total liabilities	223,454	282,909
Stockholders' equity	501,325	557,961
Total liabilities and stockholders' equity	$724,779	$840,870

SECUREWORKS CORP.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Twelve Months Ended
	February 2, 2024	February 3, 2023
Cash flows from operating activities:
Net loss	$(86,042)	$(114,499)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	31,893	36,668
Amortization of right of use asset	2,024	3,800
Reorganization and other related charges	3,272	6,112
Amortization of costs capitalized to obtain revenue contracts	17,133	18,203
Amortization of costs capitalized to fulfill revenue contracts	3,232	4,773
Stock-based compensation expense	35,104	36,855
Income tax benefit	(28,478)	(32,282)
Provision for credit losses	(282)	(524)
Changes in assets and liabilities:
Accounts receivable	17,952	11,247
Net transactions with Dell	5,708	(1,278)
Inventories	(107)	(115)
Other assets	371	24,055
Accounts payable	(9,685)	4,050
Deferred revenue	(17,151)	(16,912)
Operating leases, net	(4,553)	(5,465)
Accrued and other liabilities	(29,550)	(33,433)
Net cash used in operating activities	(59,159)	(58,745)
Cash flows from investing activities:
Capital expenditures	(1,180)	(2,307)
Software development costs	(5,243)	(3,704)
Net cash used in investing activities	(6,423)	(6,011)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(6,163)	(8,887)
Net cash used in financing activities	(6,163)	(8,887)
Effect of exchange rate changes on cash and cash equivalents	(3,117)	(3,495)
Net decrease in cash and cash equivalents	(74,862)	(77,138)
Cash and cash equivalents at beginning of the period	143,517	220,655
Cash and cash equivalents at end of the period	$68,655	$143,517

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP subscription gross profit, non-GAAP professional services gross profit, non-GAAP Taegis Subscription Solutions gross profit, non-GAAP Managed Security Services gross profit, non-GAAP operating expenses, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP net earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP gross margin, non-GAAP Taegis Subscription Solutions gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of our reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Revenue Components and Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Twelve Months Ended
	February 2, 2024	February 3, 2023	February 2, 2024	February 3, 2023
Revenue:
Managed Security Services	$68,930	$60,172	$265,298	$188,085
Taegis Subscription Revenue	6,330	31,350	39,258	175,363
Subscription Revenue	75,260	91,522	304,556	363,448
Professional Services Revenue	13,894	23,814	61,323	100,027
Total revenue	$89,154	$115,336	$365,879	$463,475

GAAP Taegis Subscription Solutions cost of revenue	$20,162	$19,568	$80,737	$64,118
Amortization of intangibles	(1,320)	(973)	(4,724)	(3,492)
Stock-based compensation expense	(274)	(89)	(835)	(277)
Non-GAAP Taegis Subscription Solutions cost of revenue	$18,568	$18,506	$75,178	$60,349
Non-GAAP Taegis Subscription Solutions cost of revenue as a % of Taegis Subscription Solutions revenue	26.9%	30.8%	28.3%	32.1%

GAAP Managed Security Services cost of revenue	$2,582	$12,964	$29,096	$67,436
Amortization of intangibles	—	(3,409)	(9,397)	(13,641)
Stock-based compensation expense	(56)	(96)	(216)	(365)
Non-GAAP Managed Security Services cost of revenue	$2,526	$9,459	$19,483	$53,430
Non-GAAP Managed Security Services cost of revenue as a % of Managed Security Services revenue	39.9%	30.2%	49.6%	30.5%

GAAP subscription cost of revenue	$22,744	$32,532	$109,833	$131,554
Amortization of intangibles	(1,320)	(4,382)	(14,121)	(17,133)
Stock-based compensation expense	(330)	(185)	(1,051)	(642)
Non-GAAP subscription cost of revenue	$21,094	$27,965	$94,661	$113,779
Non-GAAP subscription cost of revenue as a % of subscription revenue	28.0%	30.6%	31.1%	31.3%

GAAP professional services cost of revenue	$7,918	$13,931	$38,287	$59,503
Stock-based compensation expense	(536)	(303)	(1,527)	(1,358)
Non-GAAP professional services cost of revenue	$7,382	$13,628	$36,760	$58,145
Non-GAAP professional services cost of revenue as a % of professional services revenue	53.1%	57.2%	59.9%	58.1%

GAAP gross profit	$58,492	$68,873	$217,759	$272,418
Amortization of intangibles	1,320	4,382	14,121	17,133
Stock-based compensation expense	865	488	2,578	2,000
Non-GAAP gross profit	$60,677	$73,743	$234,458	$291,551
Non-GAAP gross margin	68.1%	63.9%	64.1%	62.9%

GAAP Taegis Subscription Solutions gross profit	$48,768	$40,604	$184,561	$123,967
Amortization of intangibles	1,320	973	4,724	3,492
Stock-based compensation expense	274	89	835	277
Non-GAAP Taegis Subscription Solutions gross profit	$50,362	$41,666	$190,120	$127,736
Non-GAAP Taegis Subscription Solutions gross margin	73.1%	69.2%	71.7%	67.9%

GAAP research and development expenses	$25,230	$37,553	$110,996	$139,785
Stock-based compensation expense	(3,548)	(3,129)	(12,625)	(11,589)
Non-GAAP research and development expenses	$21,682	$34,424	$98,371	$128,196
Non-GAAP research and development expenses as a % of revenue	24.3%	29.8%	26.9%	27.7%

GAAP sales and marketing expenses	$25,509	$42,072	$118,351	$163,637
Stock-based compensation expense	(1,392)	(1,672)	(4,166)	(6,568)
Non-GAAP sales and marketing expenses	$24,117	$40,400	$114,185	$157,069
Non-GAAP sales and marketing expenses as a % of revenue	27.1%	35.0%	31.2%	33.9%

GAAP general and administrative expenses	$20,039	$27,195	$83,233	$101,554
Amortization of intangibles	(3,523)	(3,523)	(14,094)	(14,094)
Stock-based compensation expense	(4,447)	(4,062)	(15,735)	(16,698)
Non-GAAP general and administrative expenses	$12,069	$19,610	$53,404	$70,762
Non-GAAP general and administrative expenses as a % of revenue	13.5%	17.0%	14.6%	15.3%

GAAP operating loss	$(15,199)	$(53,418)	$(111,966)	$(148,029)
Amortization of intangibles	4,844	7,906	28,216	31,228
Stock-based compensation expense	10,252	9,351	35,104	36,855
Reorganization and other related charges	2,913	15,471	17,145	15,471
Non-GAAP operating (loss)/income	$2,810	$(20,690)	$(31,501)	$(64,475)
Non-GAAP operating margin	3.2%	(17.9)%	(8.6)%	(13.9)%

GAAP net loss	$(8,292)	$(40,036)	$(86,042)	$(114,499)
Amortization of intangibles	4,844	7,906	28,216	31,228
Stock-based compensation expense	10,252	9,351	35,104	36,855
Reorganization and other related charges	2,913	15,471	17,145	15,471
Aggregate adjustment for income taxes	(3,073)	(6,967)	(13,542)	(15,941)
Non-GAAP net (loss)/income	$6,644	$(14,275)	$(19,119)	$(46,886)
Non-GAAP net (loss)/income as a % of revenue	7.5%	(12.4)%	(5.2)%	(10.1)%

GAAP net loss per share	$(0.10)	$(0.47)	$(1.00)	$(1.36)
Amortization of intangibles	0.06	0.09	0.33	0.37
Stock-based compensation expense	0.12	0.11	0.41	0.44
Reorganization and other related charges	0.03	0.18	0.20	0.18
Aggregate adjustment for income taxes	(0.04)	(0.08)	(0.16)	(0.19)
Non-GAAP net (loss)/earnings per share *	$0.08	$(0.17)	$(0.22)	$(0.56)
* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net loss	$(8,292)	$(40,036)	$(86,042)	$(114,499)
Interest and other, net	856	(2,475)	2,554	(1,248)
Income tax benefit	(7,763)	(10,907)	(28,478)	(32,282)
Depreciation and amortization	5,865	8,940	31,893	36,668
Stock-based compensation expense	10,252	9,351	35,104	36,855
Reorganization and other related charges	2,913	15,471	17,145	15,471
Adjusted EBITDA	$3,831	$(19,656)	$(27,824)	$(59,035)
Adjusted EBITDA as a % of revenue	4.3%	(17.0)%	(7.6)%	(12.7)%